UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Jefferies Credit Partners BDC Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	814-01684	92-1852483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, the board of directors (the “Board”) of Jefferies Credit Partners BDC Inc. (the “Company”) received and accepted the resignation of Mr. John Dalton as Chief Financial Officer of the Company, effective September 30, 2025. Mr. Dalton’s resignation was not due to a disagreement on any matter related to the Company’s operations, policies or practices.

On September 30, 2025, the Board appointed Mr. Ryan Schindele to the position of Interim Chief Financial Officer of the Company, effective September 30, 2025. Mr. Schindele will serve as Interim Chief Financial Officer of the Company until his successor has been duly elected and qualified, or until the earlier of his resignation or removal.

Mr. Schindele, age 33, currently serves as the Global Head of Fund Accounting of the Company’s investment adviser, Jefferies Credit Management LLC, and certain of its affiliated investment advisers (collectively, “Jefferies”), and will continue in this role. Mr. Schindele joined Jefferies in 2021 and is responsible for overseeing fund accounting operations, financial reporting, and performance analytics across the Jefferies platform. Prior to joining Jefferies, Mr. Schindele worked in private credit as a senior fund accountant and assistant controller at Deerpath Capital Management. Mr. Schindele holds a Bachelor’s degree in Accounting from University of South Florida and a Master’s degree in Accounting from Palm Beach Atlantic University.

Mr. Schindele has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Schindele has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

The Company’s investment adviser, Jefferies Credit Management LLC, believes that its management team, with the overall support of the Jefferies platform, is adequately staffed to support the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES CREDIT PARTNERS BDC INC.

Date: October 3, 2025	By:	/s/ Adam Klepack
	Name:	Adam Klepack
	Title:	General Counsel and Secretary